SCHEDULE 14C INFORMATION

    Information Statement Pursuant to Section 14(c) of the
            Securities Exchange Act of 1934
                  (Amendment No.   )



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             The Managers Funds
  (Name of Registrant as Specified In Its Charter)

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             [THE MANAGERS FUNDS LOGO]
                40 RICHARDS AVENUE
             NORWALK, CONNECTICUT 06854
                    800-835-3879
               www.managersfunds.com

        MANAGERS INTERNATIONAL EQUITY FUND
----------------------------------------------------


              -------------------------
               INFORMATION STATEMENT
              -------------------------

This information statement is being provided to the shareholders of Managers International Equity Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order which The Managers Funds, a Massachusetts business trust (the "Trust"), has received from the Securities and Exchange Commission. This exemptive order permits the Trust's investment manager to hire new sub-advisers and to make changes to existing sub-advisory contracts with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of Managers International Equity Fund on or about May 10,
2002.

THE TRUST AND ITS FUND MANAGEMENT AGREEMENT

Managers International Equity Fund (the "Fund") is an investment portfolio of the Trust. The Trust has entered into a fund management agreement with respect to each investment portfolio of the Trust with The Managers Funds
LLC (the "Manager") dated April 1, 1999, as thereafter amended (the "Management Agreement"). Under the terms of the Fund Management Agreement, it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers" and each a "Sub-Adviser") to manage the investment portfolio of the Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for the Fund, if such Fund has more than one Sub-Adviser. The portion of the Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or the transfer agent. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the Sub-
Advisers of the Fund. The Fund, therefore, pays no fees directly to the Sub-Advisers.

The Manager recommends to the Trustees, Sub-Advisers for the Fund based upon the Manager's continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

At any given time, each Sub-Adviser serves pursuant to a separate sub-advisory agreement between the Manager and that Sub-Adviser (each such agreement, a "Sub-Advisory
Agreement"). The Sub-Advisers do not provide any services to the Fund under the Sub-Advisory Agreement except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

ALLIANCE CAPITAL MANAGEMENT L.P. AND THE BERNSTEIN
AGREEMENT

Prior to March 11, 2002, a portion of the assets of the Fund were managed by Lazard Freres Co. LLC ("Lazard"). At a meeting of the Board of Trustees held on March 8, 2002, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"), approved the recommendation of the Manager to terminate the Sub-Advisory
Agreement with Lazard (the "Lazard Agreement") and to approve a new Sub-Advisory Agreement with Alliance Capital
Management L.P., operating through its Bernstein Investment
Research and Management Unit ("Bernstein") (the "Bernstein
Agreement"), which became effective on March 11, 2002.

The recommendation to replace Lazard with Bernstein was made by the Manager in the ordinary course of its on-going evaluation of Sub-Adviser performance and investment strategy, and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process, style and long-term performance record. The recommendation to hire Bernstein as the Fund's Sub-Adviser was based on the Manager's belief that Bernstein, with its international strategic value style, would be appropriately suited to co-manage the Fund with the two other sub-advisers, Mastholm Asset Management, L.L.C. ("Mastholm") and Zurich Scudder Investments, Inc. ("Scudder"), and is consistent with the Manager's desire to maintain focus and diversification (across Sub-Advisers) for the Fund.

Under the Management Agreement, the Fund pays the Manager a fee equal to 0.90% of the Fund's average daily net assets.
From this fee, the Manager pays each Sub-Adviser a fee of 0.50% of the average daily net assets under its respective
Sub-Advisory Agreement.  Pursuant to the Bernstein
Agreement, the Manager will pay Bernstein the same fee that was previously paid to Lazard under the Lazard Agreement.
For the fiscal year ended December 31, 2001, the Fund paid the Manager $5,309,088, and the Manager paid $952,398 to Lazard, $993,926 to Mastholm and $969,458 to Scudder under their respective Sub-Advisory Agreements.

Apart from the identity of the Sub-Adviser, the effective date and the renewal period there are no differences between the Bernstein Agreement, the Lazard Agreement and the Sub-Advisory Agreements with Mastholm or Scudder. A copy of the Bernstein Agreement is attached as Exhibit A.

INFORMATION ABOUT BERNSTEIN

The following is a description of Bernstein, which is based on information provided by Bernstein. Bernstein is not affiliated with the Manager.

Bernstein is a unit of Alliance Capital Management L.P.
("Alliance"), a limited partnership formed in 1999, the general partner of which is Alliance Capital Management
Corporation, an indirectly wholly-owned subsidiary of AXA.
The principal executive offices of AXA are located at 25 avenue Matignon, 75008 Paris, France. As of December 31,
2001, Alliance had approximately $455 billion in assets under management. The principal executive offices of Bernstein and Alliance are located at 1345 Avenue of the Americas, New York, NY 10105.

The names of the principal executive officers of Alliance are set forth below. Their principal occupation is their employment with Alliance.



NAME                                POSITION
----                                --------
Bruce W. Calvert              Chief Executive Officer
John D. Carifa                Chief Operating Officer
Andrew S. Adelson             Chief Investment Officer


Alliance acts as an investment adviser to another investment company having a similar objective to the Fund as follows:


Name of Fund              Net Assets as of 2/28/02          Fee Paid
------------              ------------------------          --------
Alliance International         $47.8 million                  1.00%


BERNSTEIN INVESTMENT PHILOSOPHY

Bernstein will invest in stocks utilizing Bernstein's International Strategic Value style employing bottom-up, research driven analysis to create a relatively concentrated portfolio of 35 to 50 names. Bernstein's International Strategic Value style, which, while relatively concentrated for an international process, adds diversification by style, sector and security to the Fund.

PORTFOLIO MANAGER

Andrew S. Adelson, Executive Vice President and Chief
Investment Officer of International Equities of Bernstein since October 2000, will serve as portfolio manager for the portion of the Fund's assets managed by Bernstein. From
August 1980 to October 2000, Mr. Adelson was Chief
Investment Officer - International Value for Sanford C.
Bernstein & Co., Inc.

BOARD OF TRUSTEES RECOMMENDATION

On March 8, 2002, the Trustees, including the Independent Trustees, of the Fund voted to terminate the Lazard Agreement and to approve the Bernstein Agreement. In making their decision, the Trustees considered, among other things:
(i) the nature and quality of services expected to be rendered by Bernstein to the Fund; (ii) the short-term and long-term performance of Bernstein in relation to other investment advisers with similar investment strategies and styles; (iii) the consistency of Bernstein investment philosophy and value-oriented investment style; (iv) the extent to which the securities selected for the Fund by Bernstein are likely to differ from the securities selected for the Fund by Lazard; (v) Bernstein's investment management approach, which is expected to complement that of Mastholm and Scudder; (vi) the structure of Bernstein and its ability to provide services to the Fund; (vii) that the fees payable by the Fund will not change as a result of replacing Lazard with Bernstein as a Sub-Adviser to the Fund; and (viii) that the Bernstein Agreement is identical in all material respects to the Lazard Agreement and to the Sub-Advisory Agreements with the Fund's other Sub-Advisors.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the termination of the Lazard Agreement and the approval of the Bernstein
Agreement is in the best interests of the Fund and its shareholders.

CHANGE IN CONTROL OF ZURICH SCUDDER INVESTMENTS, INC. AND
THE DIMA AGREEMENT

Prior to April 5, 2002, a portion of the assets of the Fund were managed by Zurich Scudder Investments, Inc.
("Scudder") pursuant to a Sub-Advisory Agreement dated
[September 6, 1998] (the "Scudder Agreement").  The
Scudder Agreement provides for its automatic termination in the event of its "assignment," as defined in the 1940
Act.  Until April 5, 2002, Zurich Financial Services
("Zurich") entities owned a majority of the common stock of Scudder. On April 5, 2002, Zurich consummated a transaction with Deutsche Bank AG ("Deutsche Bank"), in which Deutsche Bank acquired 100% of the common stock of Scudder (the "Transaction"). Following the Transaction,
Scudder changed its name to Deutsche Investment Management
Americas Inc. ("DIMA") and became part of Deutsche Asset
Management, the marketing name in the United States for the asset management activities of Deutsche Bank, DIMA and certain other Deutsche Bank subsidiaries.
This Transaction represents an "assignment" of the Scudder
Agreement, as that term is defined in the 1940 Act, and had the effect of terminating the Scudder Agreement. At a meeting held on March 8, 2002, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the
"Independent Trustees"), approved a new Sub-Advisory
Agreement with DIMA in respect of the Fund, which became effective on April 5, 2002 (the "DIMA Agreement"). During the period from March 8, 2002 (the date of Board approval) to April 5, 2002 (the date of the consummation of the Transaction), Scudder continued to perform portfolio management services pursuant to its Sub-Advisory
Agreement.
Under the Management Agreement, the Fund pays the Manager a fee equal to 0.90% of the Fund's average daily net assets. From this amount, the Manager pays each Sub-
Adviser of the Fund a fee of 0.50% of the average daily net assets managed under its respective Sub-Advisory
Agreement. Pursuant to the DIMA Agreement, the Manager will continue to pay DIMA the same fee that was previously paid to Scudder under the Scudder Agreement. For the fiscal year ended December 31, 2001, the Fund paid the Manager $5,309,088, and the Manager paid $969,458 to Scudder, $952,398 to Lazard Freres Co. LLC ("Lazard") and
$993,926 to Mastholm Asset Management L.L.C. ("Mastholm") pursuant to their respective Sub-Advisory Agreements.
Apart from the identity of the Sub-Adviser, the effective date and the renewal period there are no differences between the DIMA Agreement and the Sub-Advisory Agreements with the other Sub-Advisers of the Fund. A copy of the DIMA Agreement is attached as Exhibit B.
INFORMATION ABOUT DEUTSCHE INVESTMENT MANAGEMENT AMERICAS
INC.

The following is a description of DIMA, which is based on information provided by DIMA. DIMA is not affiliated with the Manager.
DIMA is an indirect, wholly-owned subsidiary of Deutsche
Bank AG, and has managed a portion of the assets of the Fund since December 1989. DIMA has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DIMA is part of Deutsche Asset
Management, a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
As of December 31, 2001, DIMA had assets under management in excess of $327.9 billion globally. The principal executive offices of DIMA are located at 345 Park Avenue, New York, NY and the principal executive offices of Deutsche Bank AG are located at Taunusanlage 12, 60325
Frankfurt am Main, Germany.
The names of the directors and principal officers of DIMA are set forth below. Their principal occupation is their employment with DIMA.


NAME                      POSITION
----                      --------

Edmond D. Villani         President and CEO
Lynn S. Birdsong          Vice President
Laurence W. Cheng         Director
Kathryn L. Quirk          Secretary
Nicholas Bratt            Vice President and Chief Investment Officer
Robert A. Rudell          Chief Operating Officer
Gunther Gose              Director
Martin Feinstein          Director
David Wasserman           Chairman of the Board and Director


DIMA acts as an investment adviser to another investment company having a similar objective to the Fund as follows:



NAME OF FUND          NET ASSETS AS OF March 31, 2002      FEES PAID
------------          -------------------------------      ----------

Scudder International          $2.9 billion                0.68%
Fund


PORTFOLIO MANAGER

William E. Holzer, Managing Director of DIMA since 1980, will serve as portfolio manager for the portion of the Fund's assets managed by DIMA.

BOARD OF TRUSTEES' RECOMMENDATION

On March 8, 2002, the DIMA Agreement was approved by the
Trustees, including the Independent Trustees, of the Fund.
In approving the DIMA Agreement, the Trustees considered, among other things: (i) the nature and quality of the services expected to be rendered by DIMA to the Fund; (ii) the representations by Scudder to the Trustees regarding the terms of the Transaction, including Scudder's expectation that it will continue to operate as DIMA with substantially similar senior investment personnel, that the same persons who had historically been responsible for the investment policies of Scudder will continue to direct the investment policies of DIMA with respect to the Fund, and that there will be no dilution in the scope and quality of the advisory services which have been provided to the Fund as a result of the Transaction; (iii) that the fees payable by the Fund will not change as a result of the DIMA Agreement; and (iv) the commitment of DIMA to pay or reimburse the Fund for the expenses incurred in connection with the preparation and distribution of this information statement; and (v) that the DIMA Agreement is identical in all material respects to the Scudder
Agreement and to the agreements with the Fund's other Sub-
Advisers.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the DIMA Agreement is in the best interests of the Fund and its shareholders.



ADDITIONAL INFORMATION

The Manager, located at 40 Richards Avenue, Norwalk,
Connecticut 06854, serves as investment manager and administrator of the Trust. Managers Distributors, Inc., a wholly-owned subsidiary of the Manager, serves as the distributor of the Trust.

FINANCIAL INFORMATION

The Trust's most recent annual report and semi-annual report are available upon request, without charge, by writing to The Managers Funds, 40 Richards Avenue,
Norwalk, Connecticut 06854, or by calling (800) 835-3879, or by accessing our website at www.managersfunds.com.

RECORD OR BENEFICIAL OWNERSHIP

Exhibit C contains information about the record or beneficial ownership by shareholders of five percent (5%) or more of the Fund's outstanding shares, as of March 11, 2002 (the record date in respect of the Bernstein
Agreement) and April 5, 2002 (the record date in respect of the DIMA Agreement).

As of March 11, 2002 and April 5, 2002, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund. Since the beginning of fiscal year 2001, no Trustee has purchased or sold securities of the Manager, Bernstein or DIMA, or of their respective parent or subsidiary exceeding 1% of the outstanding securities of any class of the Manager, Bernstein or DIMA, or of their respective parents or subsidiaries.

SHAREHOLDER PROPOSALS

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust at a reasonable time before the solicitation is made.


                          May 1, 2002

                          By Order of the Trustees,

                          /s/Donald S. Rumery

                          -----------------------------
                          DONALD S. RUMERY
				  Treasurer




                       EXHIBIT A

                   SUB-ADVISORY AGREEMENT


The MANAGERS INTERNATIONAL EQUITY FUND (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. APPOINTMENT AS A SUB-ADVISER. The Manager, being duly authorized, hereby appoints and employs ALLIANCE CAPITAL
MANAGEMENT L.P.("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund
Account.

2.  PORTFOLIO MANAGEMENT DUTIES.

    (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (such Prospectus and
         Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

    (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of
         1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

    (c)  The Sub-Adviser shall provide the Trust's
         Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's
         Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

    (d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

    (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

    (a)  In doing so, the Sub-Adviser's primary
         responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-
         Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-
         Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund
         Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4.  INFORMATION PROVIDED TO THE MANAGER AND THE TRUST AND
TO THE SUB-ADVISER

    (a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The
         Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

    (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-
         Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or
         (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately;
         notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

    (b)  The Sub-Adviser represents that it is an
         investment adviser registered under the Advisers
         Act and other applicable laws and that the
         statements contained in the Sub-Adviser's
         registration under the Advisers Act on Form ADV
         as of the date hereof, are true and correct and
         do not omit to state any material fact required
         to be stated therein or necessary in order to
         make the statements therein not misleading.   The
         Sub-Adviser agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The
         Sub-Adviser acknowledges that it is an
         "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. COMPENSATION. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached
Schedule A.  Pursuant to the provisions of the Management
Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-
Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6.  OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER.  The
Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities
("Affiliated Accounts").  The Manager agrees that the Sub-
Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-
Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise.
The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The
Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate. The Sub-Adviser agrees that it will notify the Trust of any changes in the membership of the general partners of the Sub-Adviser within a reasonable time after such change. No assignment shall be deemed to result from changes in the directors, officers or employees of the Sub-Adviser except as may be provided in the Act and the rules adopted under the Act.

9. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. EFFECTIVE DATE; TERM. This Agreement shall become effective on March 11, 2002 and shall continue in effect until June 30, 2003. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. TERMINATION. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-
Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. APPLICABLE LAW. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

                      THE MANAGERS FUNDS LLC

                      BY:
                           -------------------------------

                      Its:
                           -------------------------------


                      DATE:
                            ------------------------------


ACCEPTED:

ALLIANCE CAPITAL MANAGEMENT L.P.

BY:  Alliance Capital Management
     Corporation, its General Partner




BY:
     -------------------------------------

Its:
     -------------------------------------

DATE:
     -------------------------------------



                         Acknowledged:
                         THE MANAGERS FUNDS


                         BY:
                              ----------------------------

                         Its:
                              ----------------------------

                         DATE:
                               ---------------------------





                    SCHEDULE A
                 SUB-ADVISER FEE

For services provided to the Fund Account, The Managers
Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.



                    EXHIBIT B

             SUB-ADVISORY AGREEMENT



The MANAGERS INTERNATIONAL EQUITY FUND (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. APPOINTMENT AS A SUB-ADVISER. The Manager, being duly authorized, hereby appoints and employs Deutsche
Investment Management Americas Inc. ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The
Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  PORTFOLIO MANAGEMENT DUTIES.

    (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional
Information (such Prospectus and Statement of
Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

    (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of
1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-
Adviser agrees that all records under the Act shall be the property of the Trust.

    (c)  The Sub-Adviser shall provide the Trust's
Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund
Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

    (d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

    (e)  The Sub-Adviser agrees to maintain an
appropriate level of errors and omissions or professional liability insurance coverage.

3. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

    (a)  In doing so, the Sub-Adviser's primary
responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of
1934, as amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-
Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4.  INFORMATION PROVIDED TO THE MANAGER AND THE TRUST AND
TO THE SUB-ADVISER

    (a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

    (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-
Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-
Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-
Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

    (c)  The Sub-Adviser represents that it is an
investment adviser registered under the Advisers Act
and other applicable laws and that the statements
contained in the Sub-Adviser's registration under
the Advisers Act on Form ADV as of the date hereof,
are true and correct and do not omit to state any
material fact required to be stated therein or
necessary in order to make the statements therein
not misleading.   The Sub-Adviser agrees to maintain
the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. COMPENSATION. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached
Schedule A.  Pursuant to the provisions of the Management
Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-
Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6.  OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER.  The
Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities
("Affiliated Accounts").  The Manager agrees that the Sub-
Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-
Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise.
The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The
Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. EFFECTIVE DATE; TERM. This Agreement shall become effective on APRIL 5, 2002 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. TERMINATION. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-
Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. APPLICABLE LAW. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.




                    THE MANAGERS FUNDS LLC

                    BY:
                         --------------------------------

                    Its:
                         --------------------------------

                    DATE:
                          -------------------------------
ACCEPTED:

BY:
    ----------------------------------

Its:
    ------------------------------------

DATE:
    -------------------------------------


                      Acknowledged:
                      THE MANAGERS FUNDS


                      BY:
                          --------------------------------


                      Its:
                          --------------------------------

                      DATE:
                          --------------------------------


SCHEDULES:	A.  FEE SCHEDULE.



                     SCHEDULE A
                  SUB-ADVISER FEE

For services provided to the Fund Account, The
Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.





                    EXHIBIT C

       FIVE PERCENT RECORD OR BENEFICIAL OWNERSHIP


As of March 11, 2002
--------------------



Charles Schwab & Co., Inc.                                20%
Merrill Lynch Pierce Fenner & Smith                        8%


Charles Schwab & Co., Inc. owns shares listed above of record. The Trust is not aware of any person owning beneficially five percent or more of the Fund's shares.


As of April 5, 2002
-------------------



Charles Schwab & Co., Inc.                                20%
Merrill Lynch Pierce Fenner & Smith                        9%


Charles Schwab & Co., Inc. owns shares listed above of record. The Trust is not aware of any person owning beneficially five percent or more of the Fund's shares.
















20